AGREEMENT

THIS AGREEMENT is made between Sundance Strategies, Inc., a Nevada corporation (the “Company”) and ____________ (“_____” or the “Shareholder”);

RECITALS:

WHEREAS, on or about March 28, 2013, ________ executed a Lock-Up/Leak-Out Agreement with ANEW LIFE, INC., the predecessor of the Company, a copy of which is attached hereto as Exhibit A and incorporated herein by reference; and

WHEREAS, the Company and the Shareholder desire to extend the Lock-Up Period outlined in the Lock-Up/Leak-Out Agreement to October 5, 2015;

NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholder hereby agree to extend the Lock-Up Period in the Lock-Up/Leak-Out Agreement that is Exhibit A hereto until October 5, 2015, with the Leak-Out Period contained in such Lock-Up/Leak-Out Agreement to commence at the end of the new Lock-Up Period or October 5, 2015, for all purposes thereof.

SUNDANCE STRATEGIES, INC.

Dated: 10-10-2014.

By/s/ Randall Pearson

DYNAMO HOLDINGS BUSINESS, INC.

Dated: 10-10-2014.

By /s/ Douglas Hawkes

SUNDANCE STRATEGIES, INC.

Dated: 10-14-14.

By /s/ Randall Pearson

ECLIPSE FUND, LLC

Dated: 10-14-14.

By/s/ Kraig Higginson

SUNDANCE STRATEGIES, INC.

Dated: 10-6-2014.

By /s/ Randall Pearson

NOEL INVESTMENTS, LTD.

Dated: 10-6-2014.

By /s/ Kelly Trimble

SUNDANCE STRATEGIES, INC.

Dated: 10-13-2014.

By /s/ Randall Pearson

NORTH SHORE FOUNDATION, LLP

Dated: 10-13-2014.

By /s/Ty Mattingly

SUNDANCE STRATEGIES, INC.

Dated: 10-14-14.

By /s/ Randall Pearson

PEOPLES PHILANTHROPIC, LLC

Dated: 10-14-14.

By /s/ S. Blatter

SUNDANCE STRATEGIES, INC.

Dated: 10-13-2014.

By /s/ Randall Pearson

PRIMARY COLORS, LLC

Dated: 10-13-2014.

By /s/ Ty Mattingly

SUNDANCE STRATEGIES, INC.

Dated: 10-7-14.

By /s/ Randall Pearson

RADIANT LIFE, LLC

Dated:  10-7-14.

By /s/Mitchell Burton

SUNDANCE STRATEGIES, INC.

Dated: 10-7-14.

By /s/ Randall Pearson

ZOE, LLC

Dated: 10-7-14.

By /s/ Mitchell Burton